Exhibit 10.1

EXTENSION AGREEMENT
(Extension of Maturity Date Pursuant to Section 2.15 of the Credit Agreement)
This EXTENSION AGREEMENT (this “Agreement”) dated as of June 18, 2018 (the “Extension Effective Date”) is entered into by and among ONEOK, INC., an Oklahoma corporation (“Borrower”), ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership (“Intermediate Partnership”), and ONEOK PARTNERS, L.P., a Delaware limited partnership, (“Partners”, and together with Intermediate Partnership, the “Guarantors”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A.    Reference is made to Credit Agreement effective as of April 18, 2017 among the Borrower, the Administrative Agent and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from June 30, 2022 to June 30, 2023 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

C.    Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1.Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is June 30, 2023.

2.    Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that the Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower, the Guarantors, and Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement), (b) a certificate of the Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

3.    Affirmation and Ratification of Loan Documents. The Borrower and the Guarantors each hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

4.    Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

5.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE COTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONEOK, INC.
By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Executive Vice President, Strategic Planning and Corporate Affairs

ONEOK PARTNERS, L.P.
By:	ONEOK Partners GP, L.L.C., its sole general partner

By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Executive Vice President, Strategic Planning and Corporate Affairs

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP
By:	ONEOK ILP GP, L.L.C., its sole General Partner

By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Executive Vice President, Strategic Planning and Corporate Affairs

Signature Page
to Extension Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen P. Maroney
	Name: Title:	Maureen P. Maroney Vice President

Signature Page
to Extension Agreement

CITIBANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maureen P. Maroney
	Name: Title:	Maureen P. Maroney Vice President

Signature Page
to Extension Agreement

BARCLAYS BANK PLC, as a Lender and L/C Issuer

By:	/s/ Sydney G. Dennis
	Name: Title:	Sydney G. Dennis Director

Signature Page
to Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Orlando Castaneda
	Name: Title:	Orlando Castaneda Authorized Officer

Signature Page
to Extension Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kimberly Miller
	Name: Title:	Kimberly Miller Vice President

Signature Page
to Extension Agreement

MIZUHO BANK, LTD., as a Lender and L/C Issuer

By:	/s/ Donna DeMagistris
	Name: Title:	Donna DeMagistris Authorized Signatory

Signature Page
to Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Michael King
	Name: Title:	Michael King Authorized Signatory

Signature Page
to Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Amy Marchbanks
	Name: Title:	Amy Marchbanks Assistant Vice President

Signature Page
to Extension Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
	Name: Title:	Nupur Kumar Authorized Signatory

By:	/s/ Sophie Bulliard
	Name: Title:	Sophie Bulliard Authorized Signatory

Signature Page
to Extension Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH as a Lender

By:	/s/ Alfredo Brahim
	Name: Title:	Alfredo Brahim Director

Signature Page
to Extension Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH as a Lender

By:	/s/ SAVO BOZIC
	Name: Title:	SAVO BOZIC AUTHORIZED SIGNATORY

Signature Page
to Extension Agreement

MUFG BANK, LTD., formerly know as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Stephen W.Warfel
	Name: Title:	Stephen W. Warfel Managing Director

Signature Page
to Extension Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
	Name: Title:	Rebecca Kratz Authorized Signatory

Signature Page
to Extension Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen Monto
	Name: Title:	Stephen Monto Senior Vice President

Signature Page
to Extension Agreement

U.S BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Prigge
	Name: Title:	John Prigge Senior Vice President

Signature Page
to Extension Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
	Name: Title:	Lincoln LaCour Vice President

Signature Page
to Extension Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K Chu
	Name: Title:	Ming K Chu Director

By:	/s/ Virginia Cosenza
	Name: Title:	Virginia Cosenza Vice President

Signature Page
to Extension Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ James R. Allred
	Name: Title:	James R. Allred Authorized Signatory

Signature Page
to Extension Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
	Name: Title:	James D. Weinstein Managing Director

Signature Page
to Extension Agreement

REGIONS BANK, as a Lender

By:	/s/ Brian Walsh
	Name: Title:	Brian Walsh Director

Signature Page
to Extension Agreement

BOKF NA, DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Nick Cooper
	Name: Title:	Nick Cooper Senior Vice President

Signature Page
to Extension Agreement

ARVEST BANK, as a Lender

By:	/s/ Rick Gaut
	Name: Title:	Rick Gaut SVP, Commercial Loan Manager

Signature Page
to Extension Agreement